UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2011

UniTek Global Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The disclosure set forth in Item 4.02 of this report regarding the Company’s financial results for the third quarter and nine months ended October 2, 2010 is incorporated herein.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2011, the Company filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended October 1, 2011 and furnished a Current Report on Form 8-K, to which it attached as an exhibit a press release announcing the Company’s financial results for the third quarter and nine months ended October 1, 2011.

On November 16, 2011, officers of the Company became aware that in the Form 10-Q and the press release, certain amounts shown in the condensed consolidated statements of operations for the third quarter and first nine months of the Company’s 2010 fiscal year did not give effect to the Company’s one-for-two reverse stock split effected on December 21, 2010.  All amounts reported for the 2011 periods are correct and unaffected.

The Company will file an amendment to its Form 10-Q to correct this error. In addition, the following table makes corrections to the press release for the weighted average shares of common stock outstanding for the 2010 three- and nine-month periods and the net income (loss) per share for such periods, solely to give effect to the December 2010 reverse stock split. No other changes have been made to these financial statements.

UNITEK GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2011	October 2, 2010	October 1, 2011	October 2, 2010

Revenues	$120,870	$109,544	$319,134	$301,567
Costs of revenues	95,561	90,703	257,910	252,899
Gross profit	25,309	18,841	61,224	48,668
Selling, general and administrative expenses	12,185	10,140	36,131	28,691
Depreciation and amortization	6,177	6,169	19,699	19,819
Operating income (loss)	6,947	2,532	5,394	158

Interest expense	3,326	5,972	11,285	17,385
Loss on extinguishment of debt	-	-	3,466	-
Other income (expense), net	(36)	29	(176)	175
Income (loss) from continuing operations before income taxes	3,657	(3,469)	(9,181)	(17,402)
Income tax expense	(1,236)	(48)	(2,636)	(151)
Income (loss) from continuing operations	2,421	(3,517)	(11,817)	(17,553)

Loss from discontinued operations	-	(358)	-	(906)
Net income (loss)	$2,421	$(3,875)	$(11,817)	$(18,459)

Net income (loss) per share – basic and diluted:
Continuing operations	$0.15	$(1.44)	$(0.75)	$(7.34)
Discontinued operations	-	(0.15)	-	(0.38)
Net income (loss)	$0.15	$(1.59)	$(0.75)	$(7.72)

Weighted average shares of common stock outstanding:
Basic and diluted	16,350	2,442	15,839	2,392

Authorized officers of the Company have discussed these matters with representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: November 17, 2011	By:	/s/ Ronald J. Lejman
Ronald J. Lejman
Chief Financial Officer and Treasurer